SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 5, 2002

Hemet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

California	91-2155043

(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3715 Sunnyside Drive, Riverside, California	92506

(Address of Principal Executive Offices)	(Zip Code)

(909) 784-7771

(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

ITEM 5. OTHER EVENTS

a)	On June 5, 2002 the Registrant issued a press release announcing the promotion of Kevin Farrenkopf to President of its subsidiary, The Bank of Hemet.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

     99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Hemet Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEMET BANCORP

June 5, 2002	By:	/s/ James B. Jaqua

Chief Executive Officer

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